Exhibit 99

Key Investment Points

Strong competitive advantages in core transportation and real estate businesses

Hold diverse assets that cannot be duplicated today

Regional benefits

Florida’s population is growing at twice the national average

Established understanding of flow of goods, infrastructure and economic development activities in the Southeast market

Current management has improved Railway profits and driven Realty growth

FECR is the second most profitable publicly traded railroad in North America

Only railroad servicing the entire east coast of Florida with exclusive access to the major ports

Management is monetizing realty

Surplus railroad land

Non-strategic realty

Developed land within the Parks

Other opportunistic realty sales

Currently, approximately $110.8 million of realty on the market and under contract for sale

Strong balance sheet provides immediate access to inexpensive capital

2

Population % Growth Rate

0.9%

2.2%

0.8%

1.7%

USA

Florida

1998-2002

2003-2010

Employment % Growth Rate

1.5%

2.5%

1.0%

2.1%

USA

Florida

1998-2002

2003-2010

Florida’s Growth Comparisons

Florida is the nation’s 4th most populous state

Over 800 people a day move to Florida

Florida has the 4th largest labor force

Florida’s average cost of labor is 14% lower than the national average

Florida has the 4th largest Gross State Product, making it the 8th largest economy in the western hemisphere, and the 15th largest economy in the world

Florida is the 8th largest producer of exported goods

Florida has the 4th highest number of business establishments

3

Third Quarter 2004 Highlights

Railway

Third quarter revenues increased 3.4% to $46.3 million

Third quarter operating profit was $7.8 million compared to $10.8, primarily due to the impact of hurricanes and a July 2004 derailment

The Company estimates the hurricane impact to third quarter revenues and operating profit was $4.0 to $4.5 million and $3.5 to $4.0 million, respectively

Carload revenues were lower by 5.8% due to lost revenue during days of suspended or limited train service as a result of the hurricanes

Intermodal revenues (including drayage) increased 15.3%, despite the hurricanes, compared to third quarter 2003

Flagler property operations

Rental and services’ revenues increased 9.0% to $17.4 million, rental properties’ operating profit before depreciation and amortization expense* increased 10.7% to $11.3 million compared to the third quarter 2003

2003 2004 2004

Occupancy Rates Third Qtr. Second Qtr. Third Qtr.

Overall 87% 91% 94%

Same Store 85% 90% 94%

*A reconciliation to the most comparable GAAP measure is provided on page 14

4

Third Quarter 2004 Highlights (continued)

Flagler business and industrial parks

Jacksonville portfolio

Commenced development and construction of a 113,000 sq. ft. office building in Deerwood North (just commenced)

Orlando portfolio

Announced lease of an entire 137,000 sq. ft. office building in SouthPark Center II to Starwood Vacation Ownership (95% of shell completed)

South Florida portfolio

Commenced development and construction of a 201,000 sq. ft. warehouse building in Flagler Station (10% of shell completed)

5

Third Quarter 2004 Highlights (continued)

Flagler closed $105 million of non-recourse mortgage financing, taking advantage of low interest rates, optimizing Flagler’s capital structure and reducing the overall cost of capital

The Company purchased 5.5 million shares of its common stock from the Alfred I. duPont Testamentary Trust and the Nemours Foundation for $34.50 per share or approximately $190 million

The Board of Directors authorized an open market stock repurchase program of $40 million

6

Right-of-Way Income

($ MM)

12 8 4 0 $7.1

0.5 0.4

6.2 $6.2

0.5

0.7

5.0 $8.4

0.6

1.0

6.8 $8.9

0.6

1.8

6.5 $11.6

0.5

4.9

6.2 $10.0

0.5

3.0

6.5 $11.0

0.6

5.3

5.1

1998 1999 2000 2001 2002 2003 2004

YTD

Passive Fiber* Pipe and Wire Crossings** Signboard

*1998 Includes benefit from one time exchange valued then at $2.5MM.

**Includes benefit from one time payments for access to the right-of-way in 2002 and 2004YTD $1.9MM and $2.6MM, respectively.

Includes longitudinal income in 2001, 2002 of $0.1mm and $0.8mm, respectively.

7

FECR Legal Entity EBITDA* Reflects Railway Operating plus Right-of-Way Income

(in millions)

120 100 80 60 40 20 0 $111.7 $100.2

$74.4 $71.7 $63.6 $60.9

2000 2001 2002 2003 YTD YTD

9/30/03 9/30/04

Gain on Land Sales

Other One-time Items Related to Rail

Operating Profit/Other Income from Passive Fiber, Rail Property Rents, Pipe & Wire, Signboards & Other

Depreciation

Railway Segment Operating Profit

*A reconciliation to the most comparable GAAP measure is provided on page 14

8

Rail Corridor Opportunity

The FECR corridor has the long-term potential to provide passenger train service in South Florida

In October 2002, Tri-Rail commissioned consultants to provide a report outlining a process to acquire the FECR corridor

Regional Transportation Authority, created by Florida legislature in 2003, currently working to complete feasibility study of Jupiter to Miami corridor

Palm Beach County, Broward County and Miami-Dade are exploring transit alternatives

Sample of corridor values (purchases of right-of-way)

In 1988, CSX Corp. sold its 80-mile Miami-West Palm Beach corridor to the State of Florida for $264 million (Journal of Commerce, 5-19-88)

In 1990, Southern Pacific sold to the LA County Transportation Commission 245 miles of rights-of-way, and 190 acres of adjacent land parcels for $450 million (L.A. Times, 10-16-90)

In 1994, Southern Pacific closed the sale of its 20-mile rail line known as the Alameda Corridor to the Ports of Los Angeles and Long Beach for $235 million (Business Wire, 12-29-94)

9

Realty Disposition Strategy

Corinthian Colleges (FMU) Inc., 60,000 sq. ft. build-to-suit, sold for $12.6 million in March 2004

Flagler Station – Section 8 (465 acres)

Under Contract for $80.0 million

10

Realty and Land Disposition Strategy

Flagler Other Realty Sales

Realty and Land Sales

(in millions) $124.2

$88.8 $73.0

$36.7

$22.5 $17.5

2004 expected in range of $115 to $120 million

2000 2001 2002 2003 YTD YTD 2004 9/30/03 9/30/04 Outlook

Railway Surplus Land Sales

Flagler Land Sales

The Railway and Flagler have properties listed for sale at asking prices totaling $24.1 million and realty under contract totaling $86.7 million.

FECR Property Locations

FECR / FLAGLER Property Locations FLAGLER Property Locations

11

Florida East Coast Industries Has a Strong Balance Sheet

September 30, 2004 December 31, 2003

Assets

Cash and cash equivalents $ 60.8 125.1

Other current assets 47.9 46.5

Properties, less accumulated depreciation 832.7 814.7

Other assets and deferred charges 26.3 22.1

Total assets $ 967.7 1,008.4

Liabilities and shareholders’ equity

Short-term debt $ 4.8 2.8

Other current liabilities 70.5 64.0

Deferred income taxes 141.9 135.5

Long-term debt (non-recourse mortgage financing) 339.2 238.3

Accrued casualty, deferred revenue and other long-term liabilities 9.2 9.7

Shareholders’ equity 402.1 558.1

Total liabilities and shareholders’ equity $ 967.7 1,008.4

(in millions of dollars)

12

Florida East Coast Industries Unlocking the Value

Potential to realize corridor value Realizing ancillary rail revenue Eliminated dual-class equity structure Increased dividends by 60% in the second quarter of 2003 Paid $55 million special dividend to shareholders in 2003 Increased quarterly cash dividend by 25% in 2004 Purchased 5.5 million shares from Trust and Foundation at $34.50 per share Authorized open market stock repurchase program of $40 million

Strong customer base Focus on superior customer service Cost advantage compared to truck transportation Servicing east coast of Florida Physical plant in good shape Highly profitable, with strong cash flow Physical plant in good shape Surplus land

High quality land bank with building entitlements Speed to market 58 owned buildings in eight office/industrial parks located in Florida’s growth markets Strong reputation, seasoned management Realty on the market and under contract Utilize tax deferred proceeds from realty sales to purchase land and/or buildings as replacement property

13

Reconciliation of Non-GAAP to GAAP Measures

(in millions) 2000 2001 2002 2003 9 Months ended 9/30/03 9 Months ended 9/30/04 Forecast 2004

Railway Segment’s operating profit $43.7 $41.3 $42.1 $43.0 $30.8 $31.6

Railway Segment’s—depreciation expense 14.8 16.4 17.8 19.6 14.7 15.0

Railway Segment’s operating profit before depreciation $58.5 $57.7 $59.9 $62.6 $45.5 $46.6

Total FECR legal entity net income $36.9 $34.2 $57.7 $49.6 $30.3 $28.4

Depreciation expense 15.1 16.6 17.9 19.7 14.8 15.1

Interest (income) expense 0.3 (0.4) 0.0 (0.2) (0.4) (0.4)

Income tax expense 22.1 21.3 36.1 31.1 18.9 17.8

Total FECR legal entity EBITDA $74.4 $71.7 $111.7 $100.2 $63.6 $60.9

Flagler’s rental properties’ operating profit $17.8* $18.9* $18.2* $17.8* $13.0* $15.5* $18-20*

Rental properties’ D&A expenses 16.9* 19.8* 20.6* 22.3* 16.9 17.5 25.0*

Rental properties’ operating profit before D&A expense $34.7* $38.7* $38.8* $40.1* $29.9 $33.0 $43-$45*

*Data reflects continuing operations

14

Flagler Value Proposition

“Flagler’s focus is Florida. We have established a strong brand. We have attractive land positions and a critical mass of buildings and tenants. Entitled land, tenant base, an opportunistic organization, and access to capital create a speed to market competitive advantage to execute building development and meet our customer’s needs.”

Flagler Strategy

Core strength is entitled land positions in major Florida markets

Build-to-suit projects, market driven spec development & land sales to quality users provide optimum land absorption velocity

Vertical building development generates attractive returns and drives land absorption

Building portfolio provides predictable cash flow, appreciation & attractive returns when prudently leveraged

Buildings will be sold when maximum value achieved or future appreciation limited

Non-core land and building sales proceeds will be targeted for Sec. 1031 rollover opportunities

Flagler Strategy

Quality land acquisitions will provide future growth

Flagler will leverage brand & organization into joint venture, fee development & asset management opportunities

Flagler Organization

Development – Flagler can execute a full range of development including:

Major infrastructure

Suburban office & call center Warehouse, distribution & flex

Leasing – Flagler performs leasing in North and Central Florida through in-house marketing teams, and through Codina Realty in Miami, who are considered “Best of Class” in their respective markets

Management – Flagler manages its 6.5 million square foot portfolio through an asset management group that can be leveraged beyond the current portfolio

Acquisitions & Sales – Flagler professionals have a track record of buying and selling real estate assets on a favorable basis

Land Entitlement

Florida has a lengthy and expensive entitlement process; local, regional and state agencies participate in the approval process

Flagler has obtained and must protect annually, development rights for future projects

Development rights add significant value to land holdings and provide a major competitive advantage in responding to market & customer demands

Current Assets

Land

Buildings

Entitled Land

Property Acres Total SF*

duPont Center 7 500,000

Flagler Center 331 4,073,484

Bartram Park 90 882,000

Gran Park at The Avenues 14 46,270

Southpoint 5 59,448

Total North Region 447 5,561,202

SouthPark Center 77 1,864,364

Total Central Region 77 1,864,364

Flagler Station 176 2,976,467

Flagler Plaza 41 822,853

Miami CBD 8 1,000,000

Total South Region 225 4,799,320

Total Entitled Land 749 12,224,886

*Maximum allowed. Actual SF constructed may be less.

Unentitled Land

Property County Acres

Lemberg Tract (North & South) St. Johns 1,100

Section 8 Dade 465

K-4 St. Lucie 319

TICO Tract Brevard 249

Section 31 Dade 73

Miller Tract St. Johns 69

Bunnell Flagler 66

National Gardens Volusia 60

Misc Dade Dade 21

Other 8 counties 46

Total Undeveloped &

Unentitled Land 2,468

Flagler has Exceptional Assets in Florida's Strongest Markets


JACKSONVILLE
ORLANDO
FT. LAUDERDALE
MIAMI
FECR

JACKSONVILLE PORTFOLIO:
Flagler Center
Deerwood North
Deerwood South
Gran Park at The Avenues
duPont Center
The Office Centre at Southpoint

ORLANDO PORTFOLIO:
SouthPark Center

SOUTH FLORIDA PORTFOLIO:

Flagler Plaza

Flagler Station Business Park

FLAGLER® DEVELOPMENT COMPANY

10

Flagler Center

SouthPark Center

Flagler Plaza

Flagler Station

Miami CBD

Building Summary

9/30/04 Total

Properties Total Rentable SF Occupied        %

duPont Center 160,000 65%

Deerwood North & South* 790,575 90%

Flagler Center 770,556 95%

Gran Park at The Avenues 570,247 90%

Southpoint 59,600 100%

Total North Region 2,350,978 90%

SouthPark Center 702,387 97%

Total Central Region 702,387 97%

Flagler Station I & II 3,304,694 97%

Total South Region 3,304,694 97%

Flagler Operating Properties 6,358,059 94%

* Excludes DWN 300

duPont Center

duPont Center

Deerwood North

Deerwood North

Deerwood North 100 & 200

Deerwood North 300

Deerwood South

Deerwood South 100

Deerwood South

Gran Park at The Avenues

Gran Park at The Avenues

Gran Park at The Avenues

Flagler Center

Flagler Center

I-95 Interchange at Flagler Center

I-95 Interchange at Flagler Center

Baptist Hospital at Flagler Center

Citicorp at Flagler Center

Lakeside Two at Flagler Center

Nuvell at Flagler Center

Flagler Center

Remaining Entitlements

Office 1,554,212

Industrial 2,459,272

Commercial 60,000

Total 4,073,484

SouthPark Center

SouthPark Center 100

SouthPark Center – FMU Building

SouthPark Center 1000

SouthPark Center II Site Plan

Remaining Entitlements

Office

1,603,364

Industrial

98,000

Total

1,701,364

Under construction

Completed

Flagler Plaza

Flagler Plaza Rendering

Flagler Station

Flagler Station

Trends Building at Flagler Station

Ryder Corporate Headquarters Build-to-Suit Rendering

Ryder Corporate Headquarters Build-to-Suit

Ryder Corporate Headquarters at Flagler Station

Flagler Station

Remaining Entitlements

Section 6

Office 665,135

Warehouse 2,145,710

Services 291,234

Hotel 250 Rooms

Total 3,102,079

Flagler has a Diversified Tenant Base

- **Flagler leases to a variety of industries, including financial services, distribution, hospitality services and import/export**

- Chase Manhattan Mortgage
- CHEP USA
- Fairfield Resorts
- Continental Assurance Company
- Lockheed Martin
- ABN-AMRO Mortgage Group
- Marriott Vacation Club
- Lexmark
- CIT Group
- Nemours Foundation
- USF Worldwide
- Avaya
- IBM
- Ryder
- Mercedes-Benz USA
- OfficeMax, Inc.
- FedEx Ground
- Nuvell Financial
- Main Street America
- Option One


Tenants by Industry Group - % of Revenue
Communications
Computer Services
Wholesaler
Contractor
Transportation/Delivery
Storage Facility
Corporate Support Services
Sales & Services
Restaurant
Real Estate Services
Professional/Consulting Firm
Distribution Services
Other
Medical Technology
Medical Sales & Service
Light Manufacturing
Insurance
Import/Export
Hospitality Services
Garment
Freight Forwarder
Financial/Banking Services

53

Flagler Recent Land Sales

2003 Acres Price

Baptist Hospital 32 $ 9,500,000

Wal-Mart 228 $ 5,600,000

Ball Tract 2,152 $ 22,000,000

Citicorp 78 $ 14,400,000

2004 Acres Price

Graybar 6 $ 2,200,000

Aljoma Lumber 32 $ 9,100,000

Sec 8 (Under Contract) 465 $ 80,000,000

Flagler Recent Building Sales

2003 Price

SP600/Walgreens $ 11,500,000

2004 Price

FMU/Grant Hill $ 12,600,000

Avenues 400/Fortune $ 4,100,000

Key Financial Metrics for Flagler*

Rental and Services Revenue

(in millions) $63.6 $58.7 $59.9 $52.1 $51.5 $47.8

2004 expected in range of $68 to $70 million

2000 2001 2002 2003 YTD YTD 2004

9/30/03 9/30/04 Outlook

Rental Properties’ Operating Profit Before D&A**

(in millions) $38.7 $40.1 $38.8 $34.7 $33.0 $29.9

2004 expected in range of $43 to $45 million

2000 2001 2002 2003 YTD YTD 2004

9/30/03 9/30/04 Outlook

Capital Expenditures

(in millions) $74.7 $62.0 $59.8 $56.8 $53.7

$26.7

2004 expected in range of $75 to $85 million

2000 2001 2002 2003 YTD YTD 2004

9/30/03 9/30/04 Outlook

Overall Occupancy (%)

95 93 91 92 91 94

85 91 92 94 88 84 84 86 8787 88 89 83

2000 2001 2002 2003 YTD

9/30/04

1st Qtr

2nd Qtr

3rd Qtr

4th Qtr

* All data on this page reflects continuing operations

* *A reconciliation to the most comparable GAAP measure is provided on page 58

Flagler’s 2004 Capital Expenditure $75—$85M

2004 Capital Expenditures include:

New building construction

A build-to-suit for Ryder’s World Headquarters in Flagler Station A new 137,000 sq. ft. office building in SouthPark II

A new 114,000 sq. ft. office building in Flagler Center

Continue to enhance parks by providing key infrastructure

Flagler Center, including the completion of I-95 Interchange that will provide direct access to the Park SouthPark II in Orlando

Existing operating properties: tenant improvements and maintenance capital expenditures

(in millions)

100 90 80 70 60 50 40 30 20 10 0 $75-$85

$74.7

$62.0 $56.8

$26.7

2000 2001 2002 2003 2004 Outlook

Existing Operating Properties

Infrastructure

Acquisition

New Building Construction

Reconciliation of Non-GAAP to GAAP Measures

9 Months 9 Months Forecast

(in millions) 2000 2001 2002 2003 ended ended

9/30/03 9/30/04 2004

Flagler’s rental properties’

$17.8* $18.9* $18.2* $17.8* $ 13.0* $ 15.5* $18-20*

operating profit

Rental properties’ D&A

16.9* 19.8* 20.6* 22.3* 16.9 17.5 25.0*

expenses

Rental properties’

operating profit before $34.7* $38.7* $38.8* $40.1* $ 29.9 $ 33.0 $ 43-$45*

D&A expense

*Data reflects continuing operations

Exhibit 99.B

FECR Mission

FEC Railway is committed to be the premier transportation service solution for Florida and Beyond

2

FECR Vision

Providing dependable transportation services to our customers

Increasing shareholder value by seeking consistent growth with existing and new customers at satisfactory returns Conducting our business safely, with honesty and integrity, rewarding good performance and providing employees with opportunities for career advancement Protecting the environment and being good neighbors in the communities we operate

3

FECR’s Five Driving Principles

Control Expenses

Demonstrate a passion for asset utilization

Provide Good Service

Spend our capital dollars wisely

Do all the above safely

4

A Brief History of FECR

In 1883 Henry Flagler began assembling a railroad starting in Jacksonville and going down Florida’s east coast. Flagler bought or acquired, through government land grants, large tracts of land in close proximity to the railroad and over time, built a sizable real estate portfolio, which would eventually serve as sites for several future cities in Florida.

The railway mainline expanded South through Daytona Beach, Fort Lauderdale and reached its current 351 mainline miles by reaching Miami in 1896.

During the period, 1912 – 1935 the Railroad reached Key West until a hurricane destroyed the sea causeway.

In 1961 the St. Joe Company acquired 54% ownership in Florida East Coast Railway as a result of its ownership of Company bonds which were converted into equity through a bankruptcy proceeding. The Company continued its strategy of land acquisitions throughout the state of Florida.

January 1961, Florida East Coast Railway lists on the New York Stock Exchange.

In 2000, FECI completed a tax-free spin-off from the St. Joe Company

FECI completed a reclassification of its Class A and Class B common into a single class of common (NYSE Ticker: FLA)

5

FECR Physical Plant

Own / Lease

74 diesel electric locomotives 2,488 freight cars & 1,408 trailers Numerous work equipment and autos for maintenance and transportation operations

Mainline

351 miles of mainline track along Florida’s east coast 132-pound per yard continuous welded rail supported on concrete crossties

Own / Operates

276 miles of branch, switching and other secondary track 159 miles of yard track

6

FECR Facilities

Jacksonville—Bowden Yard

Approximately 273 acres Primary interchange point for connecting rail carriers CSX and Norfolk Southern Complete intermodal facility with modern lift-on/lift-off cranes for loading and unloading cargo trailers and containers Transportation Service Center –Centralized customer service base

New Smyrna Beach

Approximately 196 acres Main locomotive repair facility Destination for carload customers –aggregate, food and kindred, paper, newsprint and building supplies

Jacksonville

New Smyrna Beach

7

FECR Facilities

City Point and Cocoa

City Point serves as a major distribution center for aggregate arriving from Miami Cocoa, approximately 3 acres, is a transload facility for carload customers Switching yard which handles local train service for the surrounding area

Fort Pierce

Approximately 7 acres

Transload and switching operations facility for carload commodities such as lumber, wallboard and roofing products Interchange point with South Central Florida Express (primarily sugar products) New intermodal facility—opened 11/1/04

8

FECR Facilities

Port of Palm Beach

Ft. Lauderdale / Port Everglades

Pompano Beach

Approximately 9 acres

Complete Reload/Transload facility for various carload commodities

West Palm Beach

Approximately 26 acres Provides services to aggregate distribution facility and provides switching capabilities into the Port of West Palm Beach for various commodities such as pulp, paper, food stuffs and lumber

Fort Lauderdale

This facility is the exclusive provider of rail service to Port Everglades Intermodal lift-on/lift-off capabilities often utilized by Steamship lines to route traffic to the Port

9

FECR Facilities

Miami

Hialeah Yard – Miami

Approximately 432 acres adjacent to the Miami International Airport Offers complete carload and intermodal services One of the Country’s largest vehicle unloading facilities Utilized by Steamship Lines for its easy access into and out of the Port of Miami Origination point for aggregate traffic handled Rail car repair facility and locomotive inspection and repair facility

FECR’s Hialeah Yard

10

FECR Competitive Advantages

Over 100 years of regional understanding and expertise Exclusive rail service provider for Port of Palm Beach, Port Everglades and Port of Miami Favorable labor agreements Excellent physical plant; Class IV track Scheduled trains Ongoing expense management

Customer service focused Strong focus on safety Early adapter of technological advances, for example, remote control locomotives Experienced, innovative management Multiple interchange partners Florida is a consuming state with 60% of goods moving north to south—creates imbalanced lane providing a cost advantage to rail transportation

11

2003 Flow of Goods

Trademark Metals Tropicana

Ford Motor Company American Honda ConAgra Foods Nucor Steel UPS

Start on FECR

6%

End on FECR

40%

Rinker Titan America White Rock UPS

Start & End on FECR

54%

12

Major Commodity Detail

Commodities – Freight Units

Nine Months Ended 9/30/04

Commodities – Freight Revenues

Nine Months Ended 9/30/04

Other

9%

Aggregate

27%

59%

5%

Intermodal

Vehicles & Equipment

Other

17%

31%

Aggregate

43%

Intermodal

9%

Vehicles & Equipment

13

Carload Customers and Strategy

CARLOAD CUSTOMERS

Strategy

Acquire new business by providing the Railway’s superior customer service, scheduled trains and cost saving solutions

Provide traditional and non-traditional solutions to meet full needs of customers

Continue to develop strategic initiatives with CSX, NS and the western Class 1 railroads

14

Carload Customers

Carload Revenue $105.2 Million 2003

Rock Auto Other Building Products Food $55.5 $18.2 $12.9 $9.7 $8.9

Top Customers

Rinker, Titan America, White Rock

Ford, Daimler Chrysler, American Honda, Mitsubishi

Nucor Steel, Allied Universal, Trademark Metals

Aljoma Lumber, Titan America

Tropicana, Gold Coast Beverage

15

Aggregate Business Drivers

Demand

Demand for aggregate is driven by road construction & infrastructure upgrades, housing starts, and commercial construction Florida is the 3rd largest consumer of aggregate products – 92 million tons per year Florida’s population is expected to grow 1.7% per year through 2010 – driving aggregate demand

Supply

Florida is the 3rd largest producer of aggregate products – 95 million tons 43 million tons per year comes from quarries served by FECR with an estimated 35 to 50 years left of production Largest producers in Florida are Rinker, Florida Rock, Titan America, and White Rock

16

Aggregate Demand Drivers

Segment Outlook

Road construction & infrastructure Positive outlook for next six year federal road funding program. Bill has not been

passed, but industry experts estimate an

increase of 26% from previous 5 year

plan. Florida state funding up 6% ‘03 to

‘04.

Housing starts Fishkind & Associates is forecasting

Florida housing starts to be at the last 5

year average in ‘04 – ‘06.

Commercial construction Portland Cement Association is

forecasting commercial construction to

be positive from ‘04 to ‘06.

17

Aggregate Supply

Customer FECR Quarries Segments

Rinker 13.5 million tons per year with FECR 34% Road construction moving 7.9 million tons in 2003 35% Residential

FEC quarry is the largest in the

31% Commercial

United States

Titan America 11.2 million tons per year with FECR 20% Road construction moving 2.8 million tons in 2003 45% Residential

35% Commercial

White Rock 17 to 18 million tons per year with 60% Road construction

FECR moving 0.9 million tons in 2003 20% Residential

Not rail served 20% Commercial

Each customer is making substantial capital investments in their operations

18

Aggregate

AGGREGATE REVENUE 1999—2003

(in millions) $60.0 $56.0 $52.0 $48.0 $44.0 $40.0 $46.4 $47.9 $46.0 $50.5 $55.5

YTD—September 30, 2004—$44.3 mm

1999 2000 2001 2002 2003

19

Automotive

FECR moves vehicles for Ford, Daimler Chrysler, American Honda, Mitsubishi

AUTOMOTIVE REVENUE 1999—2003

(in millions) $25.0 $20.0 $15.0 $10.0 $19.4 $19.7 $19.0 $19.0 $18.2

YTD—September 30, 2004—$12.8 mm

1999 2000 2001 2002 2003

20

FECR Auto Ramp

21

Food & Kindred

This commodity has seen significant growth on the strength of Tropicana and Gold Coast Beverage.

Revenue growth driven by volume.

FOOD AND KINDRED REVENUE 1999—2003

(in millions) $9.0 $6.0 $3.0 $0.0 $5.9 $5.6 $6.2 $8.5 $8.7

YTD—September 30, 2004—$7.0 mm

1999 2000 2001 2002 2003

22

A Valued Relationship

23

Intermodal Customers and Strategy

INTERMODAL CUSTOMERS

Strategy

Extend reach beyond 351 miles

Develop value proposition beyond franchise

New target customers (Fortune 500 retail and TL motor carriers in SE, small TL)

Regain CSX momentum and further develop NS initiatives

Focus on yield management and capacity management

24

Valued Relationships

25

Intermodal Results

5 consecutive quarters of improving results

Intermodal revenue driven by:

Service reputation

Focus on local brand strength Capacity management Door–to–door capability Enhanced marketing New management

26

Intermodal Customers

Intermodal Revenue $72.7 Million 2003

Local CSX Interline Dray IP & Hurricane NS Haulage $23.9 $21.2 $10.8 $9.1 $7.7

Top Customers

Crowley, US Gypsum, UPS, US Postal Service

CSX Intermodal, APL, UPS, Facilitator

Deep South, Hub Group, Smurfit Stone, BJ’s Wholesale, Procter & Gamble

BJ’s Wholesale, Deep South, Delmonte Foods

27

Valued Intermodal Relationship

28

Intermodal Demand Drivers

Segment Outlook

Parcel LTL Competition from over the road carriers

Local Benefiting from new hours of service rules and

CSX Interline strong economy

International Highly competitive with alternative natural ports

Local and tradeoff of land vs. water transportation

CSX Interline

Balance of trade and dollar valuation are key

demand drivers

Domestic Truckload Economy driven for both production and

Local consumption

CSX Interline Increasing cost factors in fuel, drivers,

Hurricane insurance, new tractor emission regulation, and

hours of service

Competition is over the road drivers that are

often teams

29

Intermodal Traffic in Transit

30

Intermodal Demand Drivers

Segment Outlook

Retail Economy, primarily personal consumption

Local (e.g., Proctor & Gamble, BJ’s)

IP Current trend of distribution centers to

central Florida and northern end of South

Florida

Competition is over-the-road drivers

Interline/Haulage Dependent upon the major connecting

CSX Interline carriers: Norfolk Southern and CSX

Intermodal

NS Haulage

Currently seeing service deterioration of

CSX, but we expect it to improve

31

Intermodal

INTERMODAL REVENUE 1999—2003

(in millions) $70.0 $66.0 $62.0 $58.0 $54.0 $50.0 $65.3

$62.8 $61.9 $61.9 $60.9

YTD – September 30, 2004—$61.6 mm

1999 2000 2001 2002 2003 2004

32

Employee Volunteers – Grade Crossing Duty

33

Hurricane Frances and Jeanne –Power Disruptions

34

Hurricane Relief Supplies

35

OPERATING RESULTS

36

Railway Segment Revenue and Operating Profit

(in millions)

200 180 160 140 120 100 80 60 40 20 $164.8 $43.7 $160.7 $41.3 $166.8 $42.1 $181.1 $43.0

YTD 9/30/03 $134.2 $30.8

YTD 9/30/04 $144.9 $31.6

2004 Outlook

2004 Railway Revenue and Operating Profit percentage growth expected in mid to upper single digits over 2003

2000 2001 2002* 2003*

Carload Revenue Intermodal Revenue

Other Revenue

Railway Segment Operating Profit

*2002 and 2003 include 2 months and 12 months of drayage in intermodal revenue, respectively

37

FECR’s Operating Ratio Compared to Average Class I Railroads

88% 86% 84% 82%

80%

78%

76%

74%

72% 70% 68% 66%

73.5%

85.2%

74.3%

80.0%

74.7%*

80.7%

76.3%*

81.2%

78.2%

YTD 9/30/04

82.8%

2000 2001 2002 2003

FECR Class I RRs

*2002 and 2003 include 2 months and 12 months of drayage, respectively

38

FECR Expenses

(in millions)

$138.1*

$124.6*

$119.7 $119.4 Wages &

Compensation

$50.0

Dray

$49.4

$46.8 $48.0

Fuel

$10.9

$1.9 Purchased

$11.7 $13.7 Services

$13.9 $12.9

Depreciation

$17.4 $16.9

$16.0 $17.7

G&A

$14.8 $17.7 $19.5 Other

$16.4

$10.9 $8.4 $9.2

$9.3

$17.3 $15.1 $18.1 $17.9

2000 2001 2002 2003

*2002 and 2003 include 2 months and 12 months of drayage, respectively

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Forward Fuel Purchasing

70% 60% 50% 40% 30% 20% 10% 0%

% of Comsumption

44% $0.99 $0.91 $0.749

56% $1.06 $0.95 $0.832

60% $1.23 $1.07 $0.742 $1.57

54% $0.977

35% $0.942 $0.946

25% $1.107

17%

Price per Gallon $1.800 $1.600 $1.400 $1.200 $1.000 $0.800 $0.600 $0.400 $0.200 $-

Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005

Hedge        %

Avg Hedge Price

Avg. Spot Price

Avg. Price Paid

*Oct only

40

Capital Expenditures

(in millions)

40 30 20 10 0 $32.0 $32.6 $30-$33 $29.8 $26.7

2000 2001 2002 2003 2004 Outlook*

Maintenance capital

Productivity & growth capital

*Before the purchase of any strategic land parcels to be used by future Railway customers

41

WYE Bridge—Hialeah

42

Productivity Enhancements

43

Productivity

Undercutting

Remote Control

Rail Work

City Point Loop Track

Locomotive Repairs

44

Summary—FECR

Well-run railroad generating consistent cash flow Advantage is location, which cannot be duplicated today Focus to grow core carload and intermodal business Potential opportunities with connecting carriers Capital investments that enhance productivity

45